Exhibit 99.10

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
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Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market
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the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                     MORGAN STANLEY
                             IXIS Real Estate Capital Trust
                                        2005-HE2
                                      All records


1. Geographic Distribution by State

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                                                           % of
                                                         Mortgage
                                                         Pool by
                                           Aggregate    Aggregate    Weighted    Weighted   Weighted
                                Number      Cut-off      Cut-off     Average     Average    Average    Weighted
Geographic                        of         Date          Date       Gross     Remaining   Combined   Average
Distribution                   Mortgage    Principal    Principal    Interest      Term     Original     FICO
by State                        Loans     Balance ($)    Balance     Rate (%)    (months)     LTV       Score
--------------------------------------------------------------------------------------------------------------
Alabama                           50        3,609,816      0.54       9.155         341      81.31        588
--------------------------------------------------------------------------------------------------------------
Alaska                             4          578,899      0.09       8.014         358      78.67        625
--------------------------------------------------------------------------------------------------------------
Arizona                           95       13,609,282      2.05       7.634         353      81.07        626
--------------------------------------------------------------------------------------------------------------
Arkansas                          49        3,213,515      0.48       9.449         341      83.65        596
--------------------------------------------------------------------------------------------------------------
California                     1,003      255,442,123     38.40       6.971         349      78.94        641
--------------------------------------------------------------------------------------------------------------
Colorado                          79       14,163,511      2.13       7.360         349      83.00        633
--------------------------------------------------------------------------------------------------------------
Connecticut                       38        6,229,597      0.94       7.709         352      81.57        620
--------------------------------------------------------------------------------------------------------------
Delaware                           7        1,191,276      0.18       8.079         358      80.20        611
--------------------------------------------------------------------------------------------------------------
District of Columbia               2          411,178      0.06       6.039         358      73.03        590
--------------------------------------------------------------------------------------------------------------
Florida                          754      114,361,615     17.19       7.661         351      82.16        626
--------------------------------------------------------------------------------------------------------------
Georgia                           80        9,977,968      1.50       8.770         355      81.36        601
--------------------------------------------------------------------------------------------------------------
Hawaii                             2          532,838      0.08       7.463         356      85.82        629
--------------------------------------------------------------------------------------------------------------
Idaho                             16        2,523,762      0.38       7.725         355      77.58        614
--------------------------------------------------------------------------------------------------------------
Illinois                         159       27,702,085      4.16       7.590         353      83.68        628
--------------------------------------------------------------------------------------------------------------
Indiana                           55        5,094,454      0.77       8.443         356      84.86        600
--------------------------------------------------------------------------------------------------------------
Iowa                              21        1,561,056      0.23       8.700         354      88.78        605
--------------------------------------------------------------------------------------------------------------
Kansas                            26        2,399,909      0.36       8.138         353      83.88        617
--------------------------------------------------------------------------------------------------------------
Kentucky                          36        3,634,984      0.55       8.282         356      87.26        609
--------------------------------------------------------------------------------------------------------------
Louisiana                         38        3,022,075      0.45       9.163         353      83.91        595
--------------------------------------------------------------------------------------------------------------
Maine                              9        1,276,285      0.19       9.104         358      75.57        573
--------------------------------------------------------------------------------------------------------------
Maryland                          69       12,368,681      1.86       7.559         355      79.84        608
--------------------------------------------------------------------------------------------------------------
Massachusetts                     35        7,470,564      1.12       7.801         356      80.79        634
--------------------------------------------------------------------------------------------------------------
Michigan                          91       10,117,169      1.52       8.410         354      84.39        602
--------------------------------------------------------------------------------------------------------------
Minnesota                         38        5,938,636      0.89       7.717         355      81.54        616
--------------------------------------------------------------------------------------------------------------
Mississippi                       37        2,302,049      0.35       9.786         343      84.88        576
--------------------------------------------------------------------------------------------------------------
Missouri                          54        6,013,716      0.90       8.638         356      85.69        600
--------------------------------------------------------------------------------------------------------------
Montana                            8        1,198,468      0.18       7.629         358      85.26        628
--------------------------------------------------------------------------------------------------------------
Nebraska                          10        1,248,133      0.19       8.178         356      90.00        592
--------------------------------------------------------------------------------------------------------------
Nevada                            92       21,608,835      3.25       7.547         357      80.78        626
--------------------------------------------------------------------------------------------------------------
New Hampshire                      7          940,417      0.14       7.428         351      78.56        645
--------------------------------------------------------------------------------------------------------------
New Jersey                        56       10,640,938      1.60       7.993         355      76.77        623
--------------------------------------------------------------------------------------------------------------
New Mexico                        10        1,557,149      0.23       8.176         311      86.73        599
--------------------------------------------------------------------------------------------------------------
New York                          98       21,207,203      3.19       7.600         355      79.71        630
--------------------------------------------------------------------------------------------------------------
North Carolina                    38        4,666,743      0.70       8.621         351      85.08        617
--------------------------------------------------------------------------------------------------------------
North Dakota                       2          124,710      0.02       8.464         356      89.28        632
--------------------------------------------------------------------------------------------------------------
Ohio                              52        6,019,751      0.90       8.052         356      85.24        615
--------------------------------------------------------------------------------------------------------------
Oklahoma                          38        2,535,741      0.38       8.729         344      81.17        610
--------------------------------------------------------------------------------------------------------------
Oregon                            56        8,851,158      1.33       7.276         346      80.50        617
--------------------------------------------------------------------------------------------------------------
Pennsylvania                      63        7,629,343      1.15       8.313         351      83.63        604
--------------------------------------------------------------------------------------------------------------
Rhode Island                      11        2,352,090      0.35       6.906         357      81.52        611
--------------------------------------------------------------------------------------------------------------
South Carolina                     6          671,811      0.10       8.549         357      79.16        614
--------------------------------------------------------------------------------------------------------------
South Dakota                       3          346,853      0.05       8.346         356      82.05        582
--------------------------------------------------------------------------------------------------------------
Tennessee                         41        3,288,617      0.49       8.357         348      80.93        581
--------------------------------------------------------------------------------------------------------------
Texas                            179       18,559,837      2.79       7.804         343      83.21        628
--------------------------------------------------------------------------------------------------------------
Utah                              22        2,883,981      0.43       7.169         352      82.15        639
--------------------------------------------------------------------------------------------------------------
Virginia                          99       18,791,737      2.82       7.497         352      81.06        615
--------------------------------------------------------------------------------------------------------------
Washington                        71       12,188,067      1.83       7.210         350      82.81        636
--------------------------------------------------------------------------------------------------------------
West Virginia                     10          922,958      0.14       9.474         359      86.75        595
--------------------------------------------------------------------------------------------------------------
Wisconsin                         18        2,173,977      0.33       7.641         347      87.64        646
--------------------------------------------------------------------------------------------------------------
Wyoming                            1           97,799      0.01       9.250         359      95.00        607
--------------------------------------------------------------------------------------------------------------
Total:                         3,838      665,253,358    100.00       7.483         351      80.90        629
--------------------------------------------------------------------------------------------------------------

Number of States Represented: 50